                                                                   Exhibit 10.39
                             MASTER PROMISSORY NOTE
                                (NEGOTIATED RATE)

$10,000,000.00                                                   July __, 1997


            For Value Received, MOVADO GROUP, INC., a corporation formed under the laws of New York (the "Borrower"), hereby promises to pay to the order of THE BANK OF NEW YORK (the "Bank") at its One Wall Street New York, New York office, the principal sum of Ten Million and 00/100 Dollars ($10,000,000.00) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower (which aggregate unpaid principal amount shall be equal to the amount duly endorsed and set forth opposite the date last appearing on the sheet attached to this note), whichever is less.

            The Borrower agrees to pay interest on each advance evidenced hereby at a rate per annum equal to such rate (a "Negotiated Rate") as shall be agreed to between the Bank and the Borrower at the time of such advance but in no event in excess of the maximum amount permitted by law, which Negotiated Rate shall remain fixed until the maturity date (the "Maturity Date") of such advance as shall be agreed to between the Bank and the Borrower at the time of such advance. Any advance evidenced hereby which shall not be paid when due shall bear interest at a rate per annum equal to the prime commercial lending rate of the Bank as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate plus two percent 2%, but in no event in excess of the maximum amount permitted by law. Interest shall be computed on the basis of a 360 day year for the actual number of days elapsed.

            Each advance evidenced hereby shall be payable on the Maturity Date of such advance, and the Borrower shall not have the right to prepay any such advance.

            Interest on each advance shall be payable on the Maturity Date of such advance. If any payment hereof becomes due and payable on a day other than a business day, such payment shall be extended to the next succeeding business day. If the date for any payment of principal is so extended, interest thereon shall be payable for the extended time.

            If the Bank shall make a new advance on a day on which the Borrower is to repay an advance evidenced hereby, the Bank shall apply the proceeds of the new advance to make such repayment and only the amount by which the amount being advanced exceeds the amount being repaid shall be made available to the Borrower in accordance with the terms of this note.

            The Borrower hereby authorizes the Bank to accept telephonic instructions from a duly authorized representative of the Borrower to make an advance or receive a payment of an advance, and to endorse on the schedule attached hereto the amount of all advances hereunder and all principal payments hereof received by the Bank, the interest rate applicable to each advance and the Maturity Date of each advance.


            At the Borrower's option, the Bank shall credit the Borrower's deposit account in the amount of each advance hereunder on the date of such advance or transfer the proceeds of each advance on the date of such advance to a bank designated by the Borrower for credit to the Borrower's account

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maintained at such bank. The Borrower agrees that the actual crediting of the amount of the advance to the Borrower's deposit account or actual transfer of the proceeds of the advance to the bank designated by the Borrower for credit to the Borrower's account maintained at such bank shall constitute conclusive evidence that the advance was made, and neither the failure of the Bank to endorse on the schedule attached hereto the amount of the advance, the interest rate applicable to such advance or the Maturity Date of such advance, nor the failure of the bank designated by the Borrower to credit the proceeds of the advance to the Borrower's account maintained at such bank, shall affect the Borrower's obligations hereunder.

            All payments hereof shall be made in lawful money of the United States of America and in immediately available funds.

            All advances evidenced by this note together with all accrued interest thereon shall become immediately and automatically due and payable, without demand, presentment, protest or notice of any kind, upon (i) the insolvency, general assignment, receivership, bankruptcy or dissolution of the Borrower or (ii) the occurrence of any Event of Default as defined in the Amended and Restated Credit Agreement dated as of even date herewith among the Borrower, the lenders signatory thereto, The Chase Manhattan Bank, as agent, as swingline bank and as issuing bank, and Fleet Bank, N.A., as co-agent, without giving effect to any amendment, modification, consent or waiver to which the Bank has not agreed or consented. The Borrower does hereby forever waive presentment, demand, protest, notice of protest and notice of nonpayment or dishonor of this note.

            The Borrower hereby agrees to pay all costs and expenses incurred by the Bank incidental to or in any way relating to the Bank's enforcement of the obligations of the Borrower hereunder or the protection of the Bank's rights hereunder, including but not limited to, reasonable attorneys' fees and expenses incurred by the Bank.

            No failure on the part of the Bank to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Bank of any right, remedy or power hereunder preclude any other or future exercise thereof or the exercise of any other right, remedy or power.

            Each and every right, remedy and power hereby granted to the Bank or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by the Bank from time to time.

            Every provision of this note is intended to be severable; if any term or provision of this note shall be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired.

            THE PROVISIONS OF THIS NOTE SHALL BE CONSTRUED AND INTERPRETED AND ALL RIGHTS AND OBLIGATIONS HEREUNDER, DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE BORROWER SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY AND STATE OF NEW YORK IN PERSONAM AND AGREES THAT SUCH COURTS ARE CONVENIENT FORUMS.
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            THE BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR
PROCEEDING ARISING OUT OF, BASED UPON, OR IN ANY WAY CONNECTED TO, THIS NOTE.

MOVADO GROUP, INC.                            Address:
                                              125 Chubb Avenue
                                              Lyndhurst, New Jersey 07071
                                              Attention: John J. Rooney
                                                         Corporate Controller


By:  /s/ John J. Rooney
     -------------------------------
     Name:  John J. Rooney
            ------------------------
     Title: Corporate Controller
            ------------------------


By:  /s/ Kenneth J. Adams
     -------------------------------
     Name:  Kenneth J. Adams
            ------------------------
     Title: Sr VP & CFO
            ------------------------

                                   Schedule to

                             Master Promissory Note

                                   Executed By

                               Movado Group, Inc.

Date of    Amount of   Interest   Maturity Date   Amount of    Aggregate Unpaid
Advance     Advance      Rate*     of Advance      Payment     Principal Amount
-------    ---------   --------   -------------   ---------    ----------------



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*   Insert the actual interest rate.